Receivables From And Payables To Brokers, Dealers And Clearing Organizations (Amounts Payable To Brokers, Dealers, And Clearing Organizations) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Due To And From Broker Dealers And Clearing Organizations [Abstract]
Deposits received from securities loaned	$ 478,814	$ 329,670
Payable to clearing organizations	16,411	92,008
Securities failed to receive	27,882	16,353
Payables to broker, dealers and clearing organizations, Total	$ 523,107	$ 438,031